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                                                                   EXHIBIT 10.45

                              FIRST AMENDMENT TO

                GL/PHP, LLC LIMITED LIABILITY COMPANY AGREEMENT

     This FIRST AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT OF GL/PHP, LLC is made as of August 15, 1997 (this "First Amendment"), by and among G&L Realty Partnership, L.P., a Delaware limited partnership, as the retiring Manager (the "Retiring Manager"), G&L Realty Partnership, L.P., a Delaware limited partnership, as a Member ("G&L Member"), and G&L Management Delaware Corp as a Member and as the new Manger ("Manager Member" and, together with G&L Member, collectively called, the "Members"). All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Original Agreement, as defined below.

                               R E C I T A L S:
                               - - - - - - - -

     GL/PHP, LLC, a Delaware limited liability company (the "Company"), has been formed and is operating pursuant the GL/PHP, LLC to a Limited Liability Company Agreement, dated as of February 26, 1997 (the "Original Agreement" and, as amended by this First Amendment, is hereafter called the "Agreement"), by and among the Members and the Retiring Manager.

     Pursuant to the Redemption Agreement, dated as of the date hereof (the "Redemption Agreement"), between the Company and PHP Healthcare Corporation, a Delaware corporation ("PHP"), the Company has redeemed a portion of the Interests held by PHP equal to 18.50% of the Interests in the Company. Pursuant to the Assignment and Assumption Agreement, dated as of the date hereof (the "Assignment and Assumption Agreement"), between PHP and Manager Member, PHP has conveyed, transferred and assigned to Manager Member and Manager Member has acquired and assumed a portion of the Interests held by PHP equal to 1% of the Interests in the Company. Upon the consummation of the foregoing transactions, PHP will have no Interests in the Company and Manager Member will constitute a new Member of the Company.

     Retiring Manager has retired as Manager of the Company but remains a Member, and Manager Member has become the sole Manager of the Company.

     In connection with a loan to the Company, the prospective lender has required that the purposes of the Company be restricted to the ownership and leasing of the properties currently owned by the Company. To satisfy such requirement, the purposes and powers of the Company are being restricted.

     In accordance with Section 14.4 of the Original Agreement, the Members and the Retiring Manager desire to amend the Original Agreement. In accordance with
Section 13.8.2 of the Original

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Agreement, the Members desire to consent to the retirement of the Retiring
Manager and the Manager Member desires to evidence its acceptance of its appointment as Manager.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the parties hereto agree to amend the Original Agreements as set forth herein.

     Section 1      Amendments to the Original Agreement.
                    ------------------------------------

     1.1 In each place where the name "PHP Healthcare Corporation" or the term "PHP Member" appears in the Original Agreement, such references are hereby deleted and "G&L Management Delaware Corp" and "Manager Member", respectively, are hereby inserted in their place.

     1.2    Section 1.8 of the Original Agreement is hereby amended by deleting
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the reference to "or Reston, Virginia," as it appears therein.

     1.3    Section 1.31 of the Original Agreement is hereby amended by changing
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"G&L Realty Corp." to "G&L Management Delaware Corp."

     1.4    Section 6 of the Original Agreement is hereby deleted in its
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entirety and the following inserted in its place:

     6.1    Purpose. The business and purpose of the Company shall be to (a)
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accomplish any lawful business or activity conducive to or expedient for the protection or benefit of the Company and its Assets and related (directly or indirectly, including but not limited to origination, purchase, disposition, financing, and securitization of Property and/or the Credit Leases) to (i) the acquisition of the properties more particularly described on Exhibit B attached hereto (the "Properties") and the origination of Credit Leases approved pursuant hereto; (ii) the sale, assignment, disposition or securitization of any of the Properties and/or the Credit Leases; (iii) incurring indebtedness and obtaining financing for the Company to acquire the Properties and originate the Credit Leases, including interest or other hedging facilities all in accordance with
Section 6.2 below; (b) exercise all other powers necessary to or reasonably connection with the foregoing Company's business which may be legally exercised by a limited liability company under the Act, and (c) engage in all activities necessary, or incidental to any of the foregoing.

     6.2(a) Nomura Loan. Notwithstanding anything in this Agreement to the
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contrary, (i) unless and until that certain loan (the "Loan") from Nomura Asset
Capital Corporation (together with its successors and assigns, the "Lender") to the LLC made pursuant to that certain Mortgage with Assignment of Leases and Security Agreement dated on or about August 15, 1997 (the

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"Mortgage") is paid in full in accordance with the Loan Documents, each Member agrees and covenants as follows: with capitalized terms used but not defined in this Article 12 having the meanings ascribed to them in the Mortgage:

     (b)  Single-Purpose Entity. (a) the LLC and each SPE Equity Owner shall
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each be a Single-Purpose Entity as defined in Section 6.2(c) hereof, and (b) the
LLC and each Member shall act in a manner to cause the LLC and each SPE Equity Owner to be and neither the LLC nor any Member shall take any action that could cause the LLC or any SPE Equity Owner not to be a Single-Purpose Entity as defined in Section 6.2(c) hereof.

     (c)  Definition of Single-Purpose Entity. "Single-Purpose Entity" means a
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corporation, limited partnership or limited liability company which at all times since its formation and thereafter:

          (1) Was and will be organized solely for the purpose of (i) owning the Mortgaged Property (as defined in the Mortgage) or (ii) acting as the managing member of the limited liability company which owns the Mortgaged Property or
(iii) acting as the general partner of a limited partnership which owns the Facility or (iv) acting as the managing member of the limited liability company which acts as managing member of the limited liability company which owns the Mortgaged Property;

          (2) Has not and will not engage in any business unrelated to (i) the ownership of the Mortgaged Property or (ii) acting as a member of a limited liability company which owns the Mortgaged Property or (iii) acting as a general partner of a limited partnership which owns the Mortgaged Property or (iv) acting as a member of a limited liability company which acts as the managing member of the limited liability company which owns the Mortgaged Property;

          (3) Has not and will not have any assets other than (i) those related to the Mortgaged Property or (ii) its member interest in the limited liability company which owns the Mortgaged Property or (iii) its general partnership interest in the limited partnership which owns the Mortgaged Property, as applicable or (iv) its member interest in the limited liability company which acts as managing member of the limited liability company which owns the Mortgaged Property;

          (4) Has not and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation or merger, and, except as otherwise expressly permitted by this Agreement, has not and will not engage in, seek or consent to any asset sale, transfer of partnership or membership or shareholder interests, or amendment of its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation or operating agreement (as applicable);
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          (5) If such entity is a limited partnership, has and will have as its only general partners, general partners which are and will be Single-Purpose Entities which are corporations;

          (6) If such entity is a corporation, at all relevant times, has and will have at least one independent Director (as defined in the Mortgage, Section 10(p));

          (7) The board of directors of such entity if any has not taken and will not take any action requiring the unanimous affirmative vote of 100% of the members of the board of directors unless all of the directors, including without limitation all Independent Directors, shall have participated in such vote;

          (8) Has not and will not fail to correct any known misunderstanding regarding the separate identity of such entity;

          (9) If such entity is a limited liability company, has and will have as its only managing members (i) one or more corporations which are and will be Single-Purpose Entities or (ii) one or more limited liability companies which are and will be Single-Purpose Entities and which have and will have as their only managing members, one or more corporations which are and will be Single-Purpose Entities;

          (10) Without the unanimous consent of all of the partners, directors (including without limitation all Independent Directors) or members, as applicable, has not and will not with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest (i) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally; (ii) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or all or any portion of such entity's properties; (iii) make any assignment for the benefit of such entity's creditors; or (iv) take any action that might cause such entity to become insolvent;

          (11) Has maintained and will maintain its accounts, books and records separate from any other person or entity;

          (12) Has maintained and will maintain its books, records, resolutions and agreements as official records;

          (13) Has not commingled and will not commingle its funds or assets with those of any other entity;

          (14) Has held and will hold its assets in its own name;


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          (15) Has conducted and will conduct its business in its name;

          (16) Has maintained and will maintain its financial statements, accounting records and other entity documents separate from any other person or entity;

          (17) Has paid and will pay its own liabilities out of its own funds and assets;

          (18) Has observed and will observe all partnership, corporate or limited liability company formalities as applicable;

          (19) Has maintained and will maintain an arms-length relationship with its affiliates;

          (20) (i) If such entity owns the Mortgaged Property, has and will have no indebtedness other than the indebtedness and unsecured trade payables in the ordinary course of business relating to the ownership and operation of the Mortgaged Property, which unsecured trade payables (1) do not exceed, at any time, a maximum amount of two and one half percent (2.5%) of the Loan Amount and
(2) are paid within sixty (60) days of the date incurred, or (ii) if such entity acts as the general partner of a limited partnership which owns the Mortgaged Property, has and will have no indebtedness other than unsecured trade payables in the ordinary course of business relating to acting as general partner of the limited partnership which owns the Mortgaged Property which (1) do not exceed, at any time, $10,000 and (2) are paid within sixty (60) days of the date incurred, or (iii) if such entity acts as a member of a limited liability company which owns the Mortgaged Property, has and will have no indebtedness other than unsecured trade payables in the ordinary course of business relating to acting as a member of the limited liability company which owns the Mortgaged Property which (1) do not exceed, at any time, $10,000 and (2) are paid within thirty (30) days of the date incurred, or (iv) if such entity acts as a member of a limited liability company which is the managing member of the limited liability company which owns the Mortgaged Property, has and will have no indebtedness other than unsecured trade payables in the ordinary course of business relating to acting as a member of the limited liability company which owns the Mortgaged Property which (1) do not exceed, at any time, $10,000 and
(2) are paid within thirty (30) days of the date incurred.

          21. Has not and will not assume or guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of any other entity except for the indebtedness;

          22. Has not acquired and will not acquire obligations or securities of its partners, members or shareholders;

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          23.  Has allocated and will allocate fairly and reasonably shared expenses, including, without limitation, shared office space and uses separate stationary, invoices and checks;

          24. Except pursuant to the Mortgage, has not and will not pledge its assets for the benefit of any other person or entity;

          25. Has held and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity;

          26.  Has not made and will not make loans to any person or entity;

          27. Has not and will not identify its partners, members or shareholders, or any affiliates of any of them as a division or part of it;

          28. If such entity is a limited liability company, such entity shall dissolve only upon the bankruptcy of the managing member, and such entity's articles of organization, certificate of formation and/or operating agreement, as applicable, shall contain such provision;

          29. Has not entered and will not enter into or be a party to any transaction with its partners, members, shareholders or its affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party;

          30. Has paid and will pay the salaries of its own employees from its own funds;

          31. Has maintained and will maintain adequate capital in light of its contemplated business operations; and

          32. If such entity is a limited liability company or limited partnership, and such entity has one or more managing members or general partners, as applicable, then such entity shall continue (and not dissolve) for so long as a solvent managing member of general partner, as applicable, exists and such entity's organizational documents shall contain such provision.

     (d)  Transfers. The LLC and each Member shall not engage in or consent to
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any Transfer (as hereinafter defined) other than a Permitted Transfer (as defined in the Mortgage). As used in this Section 6.2(d), "Transfer" means any conveyance, transfer (including, without limitation, any transfer of any direct or indirect legal or beneficial interest (including, without limitation, any profit interest) in the LLC or any SPE Equity Owner), sale, Lease (including, without limitation, any amendment, extension, modification, waiver or renewal thereof), or Lien, whether by law or

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otherwise, of, on or affecting any Collateral, the LLC or any SPE Equity Owner, other than a Permitted Transfer.

     (e)       Dissolution and Winding Up.
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               1.   Notwithstanding any provision of this Agreement to the
contrary, the LLC shall be dissolved only upon the bankruptcy of the last remaining Member and if such bankruptcy occurs, the Members hereby agree and covenant to reconstitute the LLC with a Member that is a Single-Purpose Entity.

               2. Except as otherwise required by applicable law, the proceeds from liquidation of the LLC's assets shall be utilized to satisfy fully any and all of the LLC's obligations and liabilities to Lender in accordance with the Loan Documents prior to paying or distributing any of such proceeds to satisfy other obligations or liabilities of the LLC.

     (f)       Priority of Distributions.  At all times, the LLC's assets shall
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be utilized to satisfy fully any and all of the LLC's obligations and liabilities to Lender in accordance with the Loan Documents prior to paying or distributing any of such proceeds to satisfy other obligations or liabilities of the LLC. Any and all fees, distributions or other payments owned by Borrower to any third party pursuant to this Agreement (including without limitation all of the Members and the property manager of the Mortgaged Property) shall be in all respects subordinate to and subject to the terms and conditions of the Loan Documents.

     (g)       Conflicts.  To the extent that this Article 6 conflicts with any
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other provision of this Agreement, this Article 6 shall control. To the extent that this Article 6 or this Agreement conflicts with any Loan Documents such Loan Documents shall control.

     1.5       Section 19.1 of the Original Agreement is hereby amended by
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deleting the address for PHP Healthcare Corporation.

     1.6       Exhibit A to the Original Agreement is hereby amended by
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               i.    deleting the Percentage equal to "80.50%" set forth
                     opposite G&L Realty Partnership, L.P. and inserting "99.0%" in its place;

               ii. deleting the Percentage equal to "19.50%" set forth opposite PHP Healthcare Corporation and inserting "1.0%" in its place; and

               iii. deleting the addresses for Notices to PHP Member and inserting in its place the following address(es): 439 North Bedford Drive, Beverly Hills,

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                    California 90210 with copies to the same recipients as in
                    the case of notices to G&L Member.

     Section 2.     Change of Manager.
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     Retiring Manager hereby retires as Manager of the Company and the Members consent to such retirement. Manager Member is hereby appointed the sole Manager of the Company, and hereby accepts such appointment.

     Section 3.     Miscellaneous
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     Except as otherwise expressly amended by this First Amendment, the Original
Agreement shall continue in full force and effect and is confirmed and ratified hereby. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original. Such counterparts shall constitute but one and the same agreement. The First Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.


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     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first set forth above.

                              G&L Realty Partnership, L.P., as Retiring Manager

                              By:  G&L Realty Corp., its General Partner


                                   By: /s/ Mark H. Hamermesh
                                      ----------------------------------------
                                      Name: Mark H. Hamermesh
                                      Title: Sr. VP

                              G&L Realty Partnership, L.P., as Member

                              By:  G&L Realty Corp., its General Partner

                                   By: /s/ Mark H. Hamermesh
                                      ----------------------------------------
                                      Name: Mark H. Hamermesh
                                      Title: Sr. VP

                              G&L Management Delaware Corp, as a Member



                                   By: /s/ Mark H. Hamermesh
                                      ----------------------------------------
                                      Name: Mark H. Hamermesh
                                      Title: Sr. VP

                              G&L Management Delaware Corp, as a Manager



                                   By: /s/ Mark H. Hamermesh
                                      ----------------------------------------
                                      Name: Mark H. Hamermesh
                                      Title: Sr. VP